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Exhibit 23.16

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 19, 2004 in the Registration Statement (Form S-3 No. 333-98975) and related prospectus supplement of Harley-Davidson Motorcycle Trust 2004-2 dated May 19, 2004.

                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
May 19, 2004

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CONSENT OF INDEPENDENT AUDITORS